AMERICAN REALTY CAPITAL
HEALTHCARE TRUST, INC.

Q2 2014 SUPPLEMENTAL INFORMATION

MEDICAL OFFICE BUILDING
801

CancerCarePartners

Financial Period ended June 30, 2014 (unaudited)

Table of Contents

Item	Page

Financial and Operating Highlights	3
Consolidated Balance Sheets	4
Consolidated Statements of Income	5

Portfolio	6 - 9
Business Summary	6
Quarterly Revenue and NOI	7
Portfolio Diversification by State	8
Seniors Housing / MSA Characteristics	9

Segment Reporting	10 - 14
Medical Office Buildings	10 - 11
Triple-Net Leased	12 - 13
Seniors Housing - Operating	14

Debt Structure	15
Non-GAAP Reconciliations	16
Definitions	17 - 18
Property List	19 - 24

The data and other information described in this supplemental is as of the dates indicated. Future performance may not be consistent with past performance and is subject to change and inherent risks and uncertainties.

This presentation contains certain statements that are American Realty Capital Healthcare Trust, Inc.’s (“HCT” or the “Company”) and its management’s hopes, intentions, beliefs, expectations, or projections of the future and might be considered to be forward-looking statements under federal securities laws. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance, and involve risks and uncertainties. HCT’s actual future results may differ significantly from the matters discussed in these forward-looking statements, and we may not release revisions to these forward-looking statements to reflect changes after we’ve made the statements. Factors and risks that could cause actual results to differ materially from expectations are disclosed from time to time in greater detail in HCT’s filings with the Securities and Exchange Commission (“SEC”) including, but not limited to, HCT’s Annual Report on Form 10-K, Quarterly Report on Form 10-Q, as well as HCT’s press releases.

Financial and Operating Highlights
Amounts in thousands, except per share data, ratios and percentages
	Quarter ended June 30,		Year to Date June 30,
Financial and Operating Information	2014	2013	2014	2013
Total revenues	$64,769	$23,937	$120,758	$42,615
Net operating income (NOI)	$38,531	$16,493	68,582	29,938
Adjusted EBITDA	$33,409	$15,243	63,991	28,457

Dividends paid per common share	$0.17	$0.17	$0.34	$0.34

Funds from operations (FFO)	$(66,425)	$9,335	(44,607)	17,270
FFO per diluted share	$(0.38)	$0.05	(0.25)	0.14

Normalized funds from operations (NFFO)	$27,097	$12,048	52,337	26,440
NFFO per diluted share	$0.15	$0.07	0.29	0.21

Adjusted funds from operations (AFFO)	$25,791	$11,524	50,664	25,457
AFFO per diluted share	$0.15	$0.07	0.28	0.21

Interest expense	$7,108	$3,315	12,651	6,404

Adjusted interest coverage ratio	5.7x	5.5x	6.3x	5.3x
Adjusted fixed charge coverage ratio	5.4x	5.3x	5.9x	5.2x

Same store NOI increase/decrease[1]
Medical office	3.0%	N/A	N/A	N/A
Triple-net leased	N/A	N/A	N/A	N/A
Seniors housing - operating	N/A	N/A	N/A	N/A

Seniors housing - operating: operating margin[2]	35.9%	N/A	N/A	N/A

	As of June 30,
Capitalization Data	2014	2013
Real estate investments, net	$1,972,317	$833,029
Total assets, gross	$2,077,525	$1,724,480

Total debt	$811,707	$215,784
Non-controlling interests	$14,487	$3,895
Total shareholders' equity	$1,150,157	$1,479,102

Common shares and units outstanding[3]	170,760	177,391
Share price, end of period	$10.89	$10.00

Total market capitalization	$1,859,578	$1,773,909
Total enterprise value	$2,642,590	$1,137,453

Debt to total assets, gross	39.1%	12.5%
Debt to total market capitalization	43.7%	12.2%
Debt to total book capitalization	30.7%	19.0%
Secured debt to total assets, gross	14.6%	12.5%

1.	At June 30, 2014, approximately 50% of the Medical Office Building (“MOB”) portfolio met the conventional definition of “same store.” The Company will commence same store reporting for the other business segments once the level of net operating income from stabilized assets held for a period of five consecutive quarters exceeds 50%.

2.	Reflects the operating margin for seven stabilized properties in this buisness segment that have been owned for five consecutive quarters. Operating margin is the ratio of operating income divided by revenue.

3.	Includes common share equivalents.

Consolidated Balance Sheets
Amounts in thousands
	Q2 2014	Q1 2014	Q4 2013	Q3 2013	Q2 2013
Assets

Real estate investments, at cost
Land	$143,505	$121,978	$107,719	$112,766	$60,086
Buildings, fixtures and improvements	1,729,130	1,556,438	1,363,858	1,147,659	719,065
Construction in progress	19,262	16,148	11,112	4,819	-
Acquired intangible lease assets	228,963	199,630	181,264	158,804	97,658
Total real estate investments at cost	2,120,860	1,894,194	1,663,953	1,424,048	876,809
Less: accumulated depreciation and amortization	(148,543)	(116,558)	(87,350)	(61,156)	(43,780)
Total real estate investments, net	1,972,317	1,777,636	1,576,603	1,362,892	833,029

Cash and cash equivalents	28,695	142,928	103,447	308,911	852,240
Other assets	76,513	70,346	54,523	63,830	39,211
Total assets	$2,077,525	$1,990,910	$1,734,573	$1,735,633	$1,724,480

Liabilities And Equity
Mortgage notes payable	$304,207	$298,650	$259,348	$239,067	$215,784
Line of credit	207,500	131,500	-	-	-
Unsecured term loan	300,000	100,000	-	-	-
Accounts payable, accrued expenses and other liabilities	101,174	47,092	39,481	35,840	25,699
Total liabilities	912,881	577,242	298,829	274,907	241,483

Common stock	1,691	1,821	1,805	1,788	1,771
Additional paid in capital	1,462,108	1,607,456	1,591,941	1,576,011	1,560,226
Accumulated other comprehensive loss	(987)	(1,597)	(3,243)	(3,241)	(1,285)
Accumulated deficit	(312,655)	(195,863)	(158,378)	(117,649)	(81,610)
Total shareholders' equity	1,150,157	1,411,817	1,432,125	1,456,909	1,479,102
Non-controlling interests	14,487	1,851	3,619	3,817	3,895
Total equity	1,164,644	1,413,668	1,435,744	1,460,726	1,482,997
Total liabilities and equity	$2,077,525	$1,990,910	$1,734,573	$1,735,633	$1,724,480

Consolidated Statements of Income
Amounts in thousands, except per share data and ratios	Q2 2014	Q1 2014	Q4 2013	Q3 2013	Q2 2013
Revenues:
Rental income	$55,584	$47,517	$41,597	$29,285	$20,885
Operating expense reimbursement	4,267	4,184	3,626	2,859	2,474
Resident services and fee income	4,918	4,288	3,367	2,004	578
Total revenues	64,769	55,989	48,590	34,148	23,937
Property operating	26,238	23,479	20,089	13,940	7,444
Net operating income	38,531	32,510	28,501	20,208	16,493
Asset management fees to affiliate	2,352	-	-	-	-
Equity based compensation	97	10	68	13	10
Acquisition and transaction related	35,372	3,422	5,748	3,107	2,713
Estimated value of listing note	58,150	-	-	-	-
General and administrative	2,673	1,918	1,618	1,416	1,240
Depreciation and amortization	31,714	28,943	25,907	17,141	12,714
Operating income (loss)	(91,827)	(1,783)	(4,840)	(1,469)	(184)
Other income (expenses)
Interest expense	(7,108)	(5,543)	(5,089)	(4,350)	(3,315)
Income from investments	830	300	49	354	255
Total other expense	(6,278)	(5,243)	(5,040)	(3,996)	(3,060)
Net income (loss)	(98,105)	(7,026)	(9,880)	(5,465)	(3,244)
Net income (loss) attributable to non-controlling interests	817	(9)	(12)	(10)	(13)
Net income (loss) attributable to shareholders	$(97,288)	$(7,035)	$(9,892)	$(5,475)	$(3,257)
Basic weighted average shares outstanding	175,129	181,621	179,930	178,231	170,125
Basic net loss per share attributable to shareholders	$(0.56)	$(0.04)	$(0.05)	$(0.03)	$(0.02)
Funds from operations:
Net loss in accordance with GAAP	$(98,105)	$(7,026)	$(9,880)	$(5,465)	$(3,244)
Depreciation and amortization	31,713	28,943	25,907	17,140	12,714
Proportionate share of adjustments related to non-controlling interests	(33)	(99)	(133)	(132)	(135)
Funds from operations	$(66,425)	$21,818	$15,894	$11,543	$9,335
Acquisition fees and expenses	35,372	3,422	5,748	3,107	2,713
Estimated value of listing note	58,150	-	-	-	-
Funds from operations, normalized	$27,097	$25,240	$21,642	$14,650	$12,048
Amortization of above-market lease assets and liabilities	95	95	98	160	119
Straight-line rent	(2,662)	(1,930)	(1,851)	(1,357)	(1,174)
Accretion of discount/amortization of premiums	(384)	(264)	(233)	(226)	(188)
Deferred financing costs	1,629	1,561	1,520	1,209	637
Non-cash equity compensation	97	10	68	13	11
Loss on sale of investments	(335)	-	300	-	-
OPP	516	-	-	-	-
Distributions on Class B units	12	139	103	63	37
Proportionate share of adjustments related to non-controlling interests	2	22	31	35	34
Capital expenditures	(276)	-	-	-	-
Adjusted funds from operations (AFFO)	$25,791	$24,873	$21,678	$14,547	$11,524
Diluted weighted average shares outstanding	176,766	182,478	180,546	178,621	170,357
Distributions paid in cash	$24,303	$13,818	$13,865	$13,960	$11,663
Distributions reinvested	5,721	16,533	16,537	16,519	12,954
Distributions on unvested shares	2	3	6	3	3
Distributions on Class B units	12	139	103	63	37
Distributions on OP Units	166	-	-	-	-
Total distributions paid	$30,204	$30,493	$30,511	$30,545	$24,657
FFO per diluted share	$(0.38)	$0.12	$0.09	$0.06	$0.05
FFO payout ratio	-45%	140%	192%	265%	264%
Normalized FFO per diluted share	0.15	0.14	0.12	0.08	0.07
Normalized FFO payout ratio	111%	121%	141%	208%	205%
AFFO per diluted share	$0.15	$0.14	$0.12	$0.08	$0.07
AFFO payout ratio	117%	123%	141%	210%	214%

Business Summary
Amounts in thousands, except number of properties, number of units / beds, square feet and percentages

	Number of	No. Units /			Gross		Annualized		Annualized
	Properties	Beds	Square Feet	States	Asset Value	% of Total	Revenue[1]	% of Total	NOI[1]	% of Total
By Business Segment
Medical office	78	-	3,957,555	24	$1,038,994	49%	$99,403	36%	$79,946	49%
Triple-net leased	34	2,400	1,416,373	10	404,307	19%	40,497	15%	39,909	24%
Seniors housing - operating	33	2,716	2,148,410	11	653,530	31%	137,683	50%	44,068	27%
Land	2	-	-	2	3,020	0%	-	0%	(52)	0%
Total	147	5,116	7,522,338	30	$2,099,850	100%	$277,583	100%	$163,871	100%

By Investment Type
Medical office	78	-	3,957,555	24	$1,038,994	49%	$99,403	36%	$79,946	49%
Seniors housing	46	3,361	2,692,922	15	741,194	35%	145,749	53%	52,081	32%
Post acute / skilled nursing	14	1,311	508,190	8	150,726	7%	16,897	6%	16,664	10%
Hospital	7	444	363,671	2	165,916	8%	15,534	6%	15,233	9%
Land	2	-	-	2	3,020	0%	-	0%	(52)	0%
Total	147	5,116	7,522,338	30	$2,099,850	100%	$277,583	100%	$163,871	100%

1.	Annualized revenue and NOI represent Trailing Twelve Month (“TTM”) figures through the period ended June 30, 2014 for properties owned for the entire TTM period, and annualized figures for properties acquired during such period.

Quarterly Revenue and Net Operating Income by Business Segment and Investment Type
Amounts in thousands
	Q2 2014	Q1 2014	Q4 2013	Q3 2013	Q2 2013
Revenues
By Business Segment
Medical office	$24,946	$23,993	$22,791	$15,735	$13,660
Triple-net leased	8,812	4,793	4,436	3,197	3,140
Seniors housing - operating	31,011	27,203	21,364	15,216	7,137
Land	-	-	-	-	-
Total	$64,769	$55,989	$48,590	$34,148	$23,937

By Investment Type
Medical office	$24,946	$23,993	$22,791	$15,735	$13,660
Seniors housing	33,021	28,121	21,609	15,417	7,333
Post acute / skilled nursing	3,812	806	649	494	480
Hospital	2,990	3,069	3,541	2,503	2,463
Land	-	-	-	-	-
Total	$64,769	$55,989	$48,590	$34,148	$23,937

Net Operating Income
By Business Segment
Medical office	$20,030	$19,221	$18,554	$12,422	$11,011
Triple-net leased	8,648	4,569	4,050	3,038	2,993
Seniors housing - operating	9,868	8,733	5,914	4,748	2,488
Land	(15)	(13)	(18)	-	-
Total	$38,531	$32,510	$28,501	$20,208	$16,493

By Investment Type
Medical office	$20,030	$19,221	$18,554	$12,422	$11,011
Seniors housing	11,864	9,649	6,160	4,948	2,685
Post acute / skilled nursing	3,754	763	589	460	460
Hospital	2,898	2,889	3,215	2,378	2,338
Land	(15)	(13)	(18)	-	-
Total	$38,531	$32,510	$28,501	$20,208	$16,493

Portfolio Diversification by State
Amounts in thousands, except number of properties and percentages

				Medical Office Buildings						Triple-net Leases						Seniors Housing

		Total[1]		Single & Multi-Tenants			Seniors housing			Post acute / skilled nursing			Hospital			Operating Properties
	Number			Number			Number			Number			Number			Number
Top 20 States	of	Annualized	% of	of	Annualized	% of	of	Annualized	% of	of	Annualized	% of	of	Annualized	% of	of	Annualized	% of
	Properties	NOI[2]	Total	Properties	NOI[2]	Total	Properties	NOI[2]	Total	Properties	NOI[2]	Total	Properties	NOI[2]	Total	Properties	NOI[2]	Total
1. Texas	17	$25,896	16%	9	$7,128	9%	1	$1,115	14%	1	$1,220	7%	5	$11,741	77%	1	$4,692	11%
2. Georgia	17	14,649	9%	8	5,462	7%	0	-	0%	0	-	0%	0	-	0%	8	9,236	21%
3. Illinois	15	13,883	8%	7	9,571	12%	7	3,905	49%	0	-	0%	0	-	0%	1	407	1%
4. California	7	13,239	8%	3	4,944	6%	0	-	0%	2	979	6%	0	-	0%	2	7,316	17%
5. Wisconsin	11	11,037	7%	6	8,281	10%	2	762	10%	3	1,995	12%	0	-	0%	0	-	0%
6. Florida	11	10,842	7%	5	5,155	6%	0	-	0%	0	-	0%	0	-	0%	5	5,691	13%
7. Indiana	6	8,416	5%	6	8,416	11%	0	-	0%	0	-	0%	0	-	0%	0	-	0%
8. Arizona	6	6,638	4%	2	1,500	2%	1	802	10%	1	845	5%	2	3,492	23%	0	-	0%
9. Oregon	7	6,545	4%	0	-	0%	0	-	0%	0	-	0%	0	-	0%	7	6,545	15%
10. Pennsylvania	4	5,948	4%	4	5,948	7%	0	-	0%	0	-	0%	0	-	0%	0	-	0%
11. Washington	5	5,579	3%	0	-	0%	0	-	0%	0	-	0%	0	-	0%	5	5,579	13%
12. Missouri	3	5,036	3%	1	867	1%	0	-	0%	2	4,169	25%	0	-	0%	0	-	0%
13. Nevada	5	4,945	3%	5	4,945	6%	0	-	0%	0	-	0%	0	-	0%	0	-	0%
14. Michigan	4	4,443	3%	4	4,443	6%	0	-	0%	0	-	0%	0	-	0%	0	-	0%
15. South Carolina	3	3,682	2%	2	2,647	3%	0	-	0%	0	-	0%	0	-	0%	1	1,035	2%
16. West Virginia	2	3,593	2%	0	-	0%	0	-	0%	2	3,593	22%	0	-	0%	0	-	0%
17. Rhode Island	2	2,949	2%	0	-	0%	0	-	0%	2	2,949	18%	0	-	0%	0	-	0%
18. Virginia	2	2,621	2%	2	2,621	3%	0	-	0%	0	-	0%	0	-	0%	0	-	0%
19. North Dakota	2	2,098	1%	1	1,048	1%	1	1,050	13%	0	-	0%	0	-	0%	0	-	0%
20. North Carolina	2	2,061	1%	1	802	1%	0	-	0%	0	-	0%	0	-	0%	1	1,259	3%
States 1 to 20	131	$154,099	94%	66	$73,776	92%	12	$7,633	95%	13	$15,751	95%	7	$15,233	100%	31	$41,759	95%
Subtotal

All other states	16	$9,772	6%	12	$6,170	8%	1	$379	5%	1	$913	5%	0	$-	0%	2	$2,310	5%

Total	147	$163,871	100%	78	$79,946	100%	13	$8,012	100%	14	$16,664	100%	7	$15,233	100%	33	$44,068	100%

1.	Totals include two holdings in land properties.

2.	Annualized NOI represents TTM figures through the period ended June 30, 2014 for properties owned for the entire TTM period, and annualized figures for properties acquired during such period.

Seniors Housing Position Compared to Metropolitan Statistical Area (“MSA”) Characteristics

				MSA Statistics
		Annualized			Median
		NOI[2]		Population	% Population	Household
By MSA / Location	No. Properties	(in thousands)	% of Total	Growth[3]	Over 65[4]	Income[4]	Unemployment %[5]
Atlanta, GA	7	$7,920	15.2%	4.1%	9.9%	$54,628	7.6%
Houston, TX	1	$4,692	9.0%	6.1%	9.2%	55,910	5.4%
Los Angeles, CA	1	$3,804	7.3%	2.2%	11.7%	57,271	7.4%
Sacramento, CA	1	$3,511	6.7%	2.8%	13.0%	56,813	6.9%
Seattle, WA	2	$2,517	4.8%	4.7%	11.6%	65,677	5.0%
Portland, OR	3	$1,976	3.8%	3.7%	12.3%	56,978	6.1%
Salem, OR1	2	$1,935	3.7%	2.3%	14.9%	49,161	6.9%
Orlando, FL	1	$1,804	3.5%	6.0%	13.0%	46,020	5.8%
Cleveland, OH	1	$1,363	2.6%	-0.5%	15.9%	46,944	7.5%
Athens, GA1	1	$1,316	2.5%	2.3%	11.5%	47,209	6.3%

Top Ten Markets	20	30,838	59.2%	3.4%	12.3%	53,661	6.5%

Remaining Markets	26	21,243	40.8%	1.9%	15.4%	49,911	5.9%

Total	46	$52,081	100.0%	2.4%	14.3%	$51,204	5.3%

			US National Average	2.7%	12.8%	$57,150	6.3%

1.	Are not within defined MSAs. For statistical comparison, statewide data is presented.

2.	Annualized NOI represents TTM figures through the period ended June 30, 2014 for properties owned for the entire TTM period, and annualized figures for properties acquired during such period.

3.	Source: United States Census Bureau: Annual Estimates 2010 - 2013.

4.	Source: United States Census Bureau: 2012 American Community Survey.

5.	Source: Bureau of Labor Statistics: 2014 Unemployment Rates for Metropolitan Areas.

Segment Reporting: Medical Office Buildings
Amounts in thousands, except property count, square feet, per square foot, age and percentages

			Gross	Annualized	Annualized	Average Age
MOB Classification	Property Count	Square Feet	Asset Value	Revenue[1]	NOI[1]	(years)	Occupancy
Affiliated	60	2,939,683	$807,586	$78,221	$61,449	11.7	96.3%
Non-Affiliated	18	1,017,872	231,409	21,182	18,497	13.2	97.9%
Total	78	3,957,555	$1,038,994	$99,403	$79,946	12.0	96.7%

On campus	26	1,356,321	$364,777	$34,511	$26,522	12.0	96.9%
Off campus	52	2,601,234	674,217	64,892	53,424	12.0	96.7%
Total	78	3,957,555	$1,038,994	$99,403	$79,946	12.0	96.7%

Single Tenant	49	2,514,691	$653,722	$55,835	$50,901	11.2	100.0%
Multi-Tenant	29	1,442,864	385,272	43,568	29,045	13.4	91.1%
Total	78	3,957,555	$1,038,994	$99,403	$79,946	12.0	96.7%

Property Summary	Q2 2014	Q1 2014	Q4 2013	Q3 2013	Q2 2013
Properties	78	77	75	71	52
Average Age (years)	12.0	12.1	11.9	11.8	10.5
Square feet	3,957,555	3,914,661	3,768,063	3,560,439	2,160,132
Gross Asset Value	$1,038,994	$1,026,470	$989,291	$943,603	$604,050
Occupancy	96.7%	96.7%	96.5%	95.5%	94.8%

Revenues (annualized)[1]	$99,403	$97,259	$92,915	$87,473	$59,765
NOI (annualized)[1]	$79,946	$78,901	$75,826	$72,467	$47,775
Total Cap-Ex/TI/Leasing	$933	$432	$358	$140	$50
Revenues per square foot	$25.96	$25.71	$25.55	$25.71	$29.19
NOI per square foot	$20.88	$20.85	$20.85	$21.30	$23.33

Newly Leased square feet	2,499	-	5,164	11,533	15,470
Retained square feet	2,821	5,345	3,923	-	-
Expired square feet	2,821	8,703	7,869	-	1,526
Retention rate	100.0%	61.4%	49.9%	0.0%	0.0%

1.	Annualized revenue and NOI represent TTM figures through the period ended June 30, 2014 for properties owned for the entire TTM period, and annualized figures for properties acquired during such period.

Segment Reporting: Medical Office Buildings
Amounts in thousands, except square feet and percentages

Lease Expirations	2014	2015	2016	2017	2018	2019	Beyond 2019
Square feet	12,885	43,502	139,344	155,378	348,768	153,748	2,974,855
$/SF	$33.98	$23.89	$21.94	$22.86	$21.27	$24.69	$21.48
% of MOB portfolio	0.3%	1.1%	3.6%	4.1%	9.1%	4.0%	77.7%
Diversification by Tenant[1]		Annualized NOI[2]	% of Total	Square Feet	% of Total	Credit Rating
UnitedHealth Group Incorporated		$9,754	12.2%	610,670	16.0%	Moody's: A1
Aurora Health Care		5,025	6.3%	226,046	5.9%	Moody's: A3
Crozer-Keystone Health System		4,580	5.7%	259,716	6.8%	Moody's: Baa3
Rush Copley Medical Center		4,044	5.1%	160,088	4.2%	Moody's: A2
Ascension Health		3,256	4.1%	179,138	4.7%	Moody's: Aa2
Carson Tahoe Regional Healthcare		3,144	3.9%	193,048	5.0%	S&P: BBB+
Spartanburg Regional Healthcare System		2,647	3.3%	90,948	2.4%	Moody's: A1
Bronson Healthcare Group		2,361	3.0%	100,321	2.6%	Moody's: A2
IU Health		2,152	2.7%	63,000	1.6%	Moody's: A1
Methodist HCS (Iowa Health)		1,944	2.4%	73,302	1.9%	Moody's: A2
Top 10 Tenants		38,907	48.7%	1,956,277	51.1%

Remaining Tenants		41,039	51.3%	1,872,203	48.9%
Total		$79,946	100.0%	3,828,480	100.0%

1.	Includes multi-tenant buildings for which the tenant is the anchor tenant in the building.

2.	Annualized NOI represents TTM figures through the period ended June 30, 2014 for properties owned for the entire TTM period, and annualized figures for properties acquired during such period.

Segment Reporting: Triple-net Leased Diversification by Operators

Amounts in thousands, except property count, units, beds, and percentages

Seniors Housing - Triple-net leased
	Property		Gross	Annualized
Diversification by Operator	Count	Units	Asset Value	NOI[1]	% of Total
Meridian Senior Living	8	410	$55,083	$4,955	62%
Frontier Management	1	48	8,410	802	10%
PM Management	1	68	13,150	1,115	14%
Platinum Healthcare, LLC	3	119	11,021	1,141	14%
Total	13	645	$87,665	$8,012	100%

Hospital
	Property		Gross	Annualized
Leased Properties	Count	Beds	Asset Value	NOI[1]	% of Total
Reliant Rehabilitation	2	120	$65,391	$6,515	43%
Baylor Scott & White Medical System	2	64	44,000	3,731	24%
Global Rehabilitation	1	60	16,525	1,495	10%
Acuity, LLC[2]	2	200	40,000	3,492	23%
Total	7	444	$165,916	$15,233	100%

Post acute / skilled nursing
	Property		Gross	Annualized
Diversification by Operator	Count	Beds	Asset Value	NOI[1]	% of Total
National Mentor Holdings, Inc.	3	55	$19,497	$1,824	11%
Gentiva Health Services	1	120	12,250	1,220	7%
Platinum Healthcare, LLC	8	818	92,979	10,670	64%
American Senior Living Communities	2	318	26,000	2,949	18%
Total	14	1,311	$150,726	$16,664	100%

1.	Annualized NOI represents TTM figures through the period ended June 30, 2014 for properties owned for the entire TTM period, and annualized figures for properties acquired during such period.

2.	Acuity LLC is a replacement manager/tenant in connection with two long term acute care (“LTAC”) facilities formerly leased to Restora, Inc. The annualized NOI reflected in this report represents the annualized NOI the Company will receive under the new lease with Acuity, Inc., which has a 10 year term.

Segment Reporting: Triple-net Leased Property Summaries

Gross Asset Value amounts in thousands

Seniors Housing - Triple-net leased	Q2 2014	Q1 2014	Q4 2013	Q3 2013	Q2 2013
Property count	13	10	2	1	1
Number of units	645	526	115	48	48
Square Feet	544,512	462,447	109,681	25,971	25,971
Occupancy[1]	88%	91%	87%	85%	77%
Average remaining lease term	14.5	14.6	14.8	14.5	14.8
Gross Asset Value	$87,665	$76,643	$20,060	$8,410	$8,410
Private Pay	91%	N/A	N/A	N/A	N/A
EBITDARM CFC[2]	1.12x	N/A	N/A	N/A	N/A

Hospital	Q2 2014	Q1 2014	Q4 2013	Q3 2013	Q2 2013
Property count	7	7	7	6	4
Number of beds	444	444	444	420	220
Square Feet	363,671	363,671	363,671	306,428	210,428
Occupancy[1]	60%	55%	53%	48%	48%
Average remaining lease term	16.5	16.8	17.0	17.4	18.5
Gross Asset Value	$165,916	$165,916	$165,916	$137,916	$97,916
Revenue Quality Mix[3]	100%	N/A	N/A	N/A	N/A
EBITDARM CFC[2]	5.95x	5.08x	5.44x	N/A	N/A

Post acute / skilled nursing	Q2 2014	Q1 2014	Q4 2013	Q3 2013	Q2 2013
Property count	14	4	4	3	3
Number of beds	1,311	175	175	55	55
Square Feet	508,190	73,103	73,103	30,250	30,250
Occupancy[1]	82%	65%	66%	57%	57%
Average remaining lease term	15.1	12.6	12.8	11.9	12.2
Gross Asset Value	$150,726	$31,747	$31,747	$19,497	$19,497
Revenue Quality Mix[3]	42%	N/A	N/A	N/A	N/A
EBITDARM CFC[2]	1.50x	N/A	N/A	N/A	N/A

1.	Occupancy statistics are compiled through reports from operators and have not been independently validated by the company.

2.	Cashflow coverage is depicted for stabilized properties as earnings before interest, taxes, depreciation & amortization, rent, and management fees.

3.	Revenue Quality Mix defined as the percentage of facility revenue from non-Medicaid sources, as reported by tenants/operators. Total and subtotals calculated based on segment annualized NOI.

Segment Reporting: Seniors Housing - Operating
Amounts in thousands, except property count, units, square feet, age, margin and REVPOR

					Gross
Diversification by Operator	Property Count	Units	Square Feet	% of Total	Asset Value	Annualized NOI[1]
Arbor Company	9	826	650,519	30%	$213,158	$13,365
Frontier Management	10	776	577,992	27%	140,050	10,339
Principal Senior Living Group, LLC	6	413	308,095	14%	96,002	6,672
MBK Senior Living	2	293	231,991	11%	104,582	7,316
Selah Management USA, LLC	1	80	104,525	5%	17,370	1,018
Other	5	328	275,288	13%	82,367	5,359
Total	33	2,716	2,148,410	100%	$653,530	$44,068

Property Summary	Q2 2014	Q1 2014	Q4 2013	Q3 2013	Q2 2013
Property count	33	29	26	22	10
Number of units	2,716	2,435	2,039	1,686	780
Square feet	2,148,410	1,939,320	1,633,217	1,188,058	577,449
Occupancy	92%	93%	92%	92%	92%
Average age (years)	12.0	11.7	11.8	10.8	8.2
Gross Asset Value	$653,530	$572,502	$442,291	$306,267	$146,936

Revenues (annualized)[1]	$137,683	$119,980	$95,122	$72,962	$31,380
NOI (annualized)[1]	$44,068	$40,490	$32,892	$21,947	$10,838
Operating margin[2]	32%	34%	35%	30%	35%
REVPOR[3]	$4,576	$4,416	$4,247	$3,922	$3,627
Capital Expenditures	$621	$312	$65	$40	$2

1.	Annualized revenue and NOI represent TTM figures through the period ended June 30, 2014 for properties owned for the entire TTM period, and annualized figures for properties acquired during such period. Annualized NOI for operating properties purchased in June 2014 reflect TTM historical NOI prior to the June closing.
2.	Operating margin is the ratio of operating income divided by revenue.

3.	REVPOR means revenue per occupied room per month.

Debt Structure
Amounts in thousands, except percentages, term, ratios and shares
			Balance	Average Life /	Weighted Average	Percentage	Percentage
			Outstanding	Term (months)	Int. Rate	Total Debt	Gross Assets
			June 30, 2014
Fixed Rate Debt
Secured debt			$304,207	35.3	5.2%	37.5%	14.6%
Total fixed rate debt			$304,207	35.3	5.2%	37.5%	14.6%
Variable Rate Debt
Unsecured term loan			$300,000	48.8	1.8%	37.0%	14.4%
Unsecured lline of credit			207,500	24.8	1.8%	25.6%	10.0%
Total variable rate debt			$507,500	39.0	1.8%	62.5%	24.4%
Total Debt			$811,707	37.6	3.0%	100.0%	39.1%
Ratio of debt to market capitalization			43.7%
	TTM	YTD	QTR	Scheduled Principal Payments
Interest expense coverage	6.4x	6.3x	5.7x
Fixed charge coverage	6.0x	5.9x	5.4x		Unsecured[1]	Secured	Total
				2014	$-	$769	$769
Selected Debt Covenants & Credit Ratios				2015	-	120,179	120,179
				2016	207,500	20,935	228,435
			Qtr. Ended	2017	-	94,353	94,353
		Requirement	6/30/2014	2018	300,000	27,778	327,778
Aggregate debt test (debt to gross assets as defined)		55.0%	37.9%	Thereafter	-	40,193	40,193
Secured debt test (secured debt to gross assets as defined)		35.0%	14.2%	Total	$507,500	$304,207	$811,707
Debt service test (EBITDA available for debt service charge, as defined)		1.6	5.4
Unencumbered asset test (minimum unencumbered assets in borrowing base)		$200,000	$1,225,628
Unencumbered NOI (NOI related to borrowing base assets)		N/A	$102,960	Summary of Preferred Shares
						Qtr. Ended 6/30/2014	Qtr. Ended 6/30/2013
				Total preferred shares outstanding		N/A	N/A

				Summary of Common Shares
				Weighted average, quarter		Qtr. Ended 6/30/2014	Qtr. Ended 6/30/2013
				Diluted shares - FFO		176,765,611	170,356,832
				Diluted shares - EPS		175,129,424	170,124,871
				Total shares and units outstanding at end of period		170,760,153	177,390,911

				Weighted average, YTD		YTD 6/30/2014	YTD 6/30/2013
				Diluted shares - FFO		179,606,007	124,009,878
				Diluted shares - EPS		178,357,402	123,834,119

1. Figures represent outstanding balance at maturity date and facility expiration date for the unsecured term loan and unsecured line of credit, respectively

Non-GAAP Reconciliations

Amounts in thousands, except ratios

	Q2 2014	Q1 2014	Q4 2013	Q3 2013	Q2 2013
Adjusted EBITDA:
Net income/(loss)	$(98,105)	$(7,026)	$(9,880)	$(5,465)	$(3,244)
Acquisition and transaction related	35,372	3,422	5,748	3,107	2,713
Estimated value of listing note	58,150	-	-	-	-
Depreciation and amortization	31,714	28,943	25,908	17,140	12,714
Interest expense	7,108	5,543	5,089	4,350	3,315
Loss on investments	(335)	-	300	-	-
Income from preferred investment and other income	(495)	(300)	(349)	(354)	(255)
Non-controlling interests	-	-	-	-	-
Adjusted EBITDA	33,409	30,582	26,816	18,778	15,243

Net Operating Income (NOI):
Asset management fees to affiliate	2,352	-	-	-	-
Equity based compensation	97	10	68	13	10
General and administrative	2,673	1,918	1,618	1,416	1,240
NOI	38,531	32,510	28,502	20,207	16,493

Cash NOI:
Amortization of above-market lease assets and liabilities	95	95	98	160	119
Straight-line rent	(2,662)	(1,930)	(1,851)	(1,357)	(1,174)
Cash NOI	$35,964	$30,675	$26,749	$19,010	$15,438

Interest coverage ratio:
Interest expense	$7,108	$5,543	$5,089	$4,350	$3,315
Non-cash interest expense	(1,245)	(1,297)	(1,287)	(983)	(447)
Adjustments related to non-controlling interest	(13)	(12)	(77)	(79)	(78)
Total Interest	$5,850	$4,234	$3,725	$3,288	$2,790
Adjusted EBITDA	33,409	30,582	26,816	18,778	15,243
Adjusted interest coverage ratio	5.7x	7.2x	7.2x	5.7x	5.5x

Fixed charge ratio:
Total interest	$5,850	$4,234	$3,725	$3,288	$2,790
Secured debt principal amortization	371	301	253	133	63
Total fixed charges	$6,221	$4,535	$3,978	$3,421	$2,853
Adjusted EBITDA	33,409	30,582	26,816	18,778	15,243
Adjusted fixed charge ratio	5.4x	6.7x	6.7x	5.5x	5.3x

Definitions

This section contains an explanation of certain non-GAAP financial measures we provide in other sections of this document, as well as the reasons why management believes these measures provide useful information to investors about the Company’s financial condition or results of operations. Additional detail can be found in the Company’s most recent annual report on Form 10-K as well as other documents filed with or furnished to the SEC from time to time.

Adjusted funds from operations (AFFO)

AFFO is core FFO, excluding certain income or expense items that we consider more reflective of investing activities, other non-cash income and expense items and the income and expense effects of other activities that are not a fundamental attribute of our business plan. These items include unrealized gains and losses, which may not ultimately be realized, such as gains or losses on derivative instruments, gains or losses on contingent valuation rights, gains and losses on investments and early extinguishment of debt. In addition, by excluding non-cash income and expense items such as amortization of above and below market leases, amortization of deferred financing costs, straight-line rent and non-cash equity compensation from AFFO we believe we provide useful information regarding income and expense items which have no cash impact and do not provide liquidity to the company or require capital resources of the company. We exclude distributions related to Class B units and certain interest expenses related to securities that are convertible to common stock as the shares are assumed to have converted to common stock in our calculation of weighted average common shares-fully diluted.

Although our AFFO may not be comparable to that of other real estate investment trusts (“REIT”) and real estate companies, we believe it provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to stockholders. In addition, we believe that to further understand our liquidity, AFFO should be compared with our cash flows determined in accordance with GAAP, as presented in our consolidated financial statements. AFFO does not represent cash generated from operating activities determined in accordance with GAAP, and AFFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of our liquidity.

Annualized straight-line rent

Sum of the contractual rent over the term of the lease, including escalations and free rent, divided by the number of months in the lease term and annualized. Excludes contingent rental payments, as applicable, that may be collected from certain tenants based on provisions related to sales thresholds and increases in annual rent based on exceeding certain economic indexes among other items.

Adjusted Earnings before interest, taxes, depreciation and amortization (EBITDA)

EBITDA is defined as net income before interest, taxes, depreciation and amortization. We believe EBITDA is an appropriate measure of our ability to incur and service debt. EBITDA should not be considered as an alternative to cash flows from operating activities, as a measure of our liquidity or as an alternative to net income as an indicator of our operating activities. Other REITs may calculate EBITDA differently and our calculation should not be compared to that of other REITs. EBITDA is adjusted to include our pro-rata share of EBITDA from unconsolidated joint ventures.

Cash net operating income (Cash NOI)

NOI, presented on a cash basis, which is NOI after eliminating the effects of straight-lining of rent and fair value lease revenue.

Funds from operations (FFO)

Pursuant to the revised definition of funds from operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), we calculate funds from operations (FFO), by adjusting net income (loss) attributable to stockholders (computed in accordance with GAAP, including non-recurring items) for gains (or losses) from sales of properties, impairment losses on depreciable real estate of consolidated real estate, impairment losses on investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures, real estate related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure. The use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Management

Definitions, continued

generally considers FFO to be a useful measure for reviewing our comparative operating and financial performance because, by excluding gains and losses related to asset sales (land and property), impairment losses and real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies. Our computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently.

FFO should not be considered as an alternative to net income attributable to stockholders (determined in accordance with GAAP) as an indication of our performance. FFO does not represent cash generated from operating activities determined in accordance with GAAP, and is not a measure of liquidity or an indicator of our ability to make cash distributions. We believe that to further understand our performance, FFO should be compared with our reported net income attributable to stockholders and considered in addition to cash flows determined in accordance with GAAP, as presented in our consolidated financial statements.

Net operating income (NOI)

Net operating income (NOI) is a non-GAAP financial measure equal to net income attributable to stockholders, the most directly comparable GAAP financial measure, less discontinued operations, plus corporate general and administrative expense, acquisition and transaction costs, depreciation and amortization and interest expense, income from unconsolidated joint ventures, interest and other income and gains from investments in securities. NOI is adjusted to include our pro-rata share of NOI from unconsolidated joint ventures. We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Therefore, we believe NOI is a useful measure for evaluating the operating performance of our real estate assets and to make decisions about resource allocations. Further, we believe NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs acquisition activity on an unleveraged basis, providing perspective not immediately apparent from net income. NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income as presented in our consolidated financial statements. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Normalized funds from operations (NFFO)

Normalized FFO is FFO, excluding acquisition and transaction related costs as well as certain other costs that management deems to be non-recurring, such as the valuation of the Listing Note. The purchase of properties, and the corresponding expenses associated with that process, is a key operational feature of our business plan to generate operational income and cash flows in order to make distributions to investors. In evaluating investments in real estate, management differentiates the costs to acquire the investment from the operations derived from the investment. By excluding expensed acquisition costs and other non-recurring costs, management believes Normalized FFO provides useful supplemental information that is comparable for each type of real estate investment and is consistent with management’s analysis of the investing and operating performance of our properties.

Property List as of June 30, 2014
Amounts in thousands, except square feet
			Building Size	No. Units /	Year Built /	Gross Asset	Net Book
Property Name and Location	Address	State	(Sq. Ft.)	Beds¹	Renovated	Value	Value
MOB: SINGLE TENANT
Methodist North MOB - Peoria, IL	2338 Van Winkle Way, Peoria, IL	IL	73,302		2010	$24,625	$21,447
Odessa Regional MOB - Odessa, TX	520 E. 6th Street, Odessa, TX	TX	39,220		2008	7,359	6,166
Cooper Health MOB I - Willingboro, NJ	651 John F. Kennedy Way, Willingboro, NJ	NJ	11,000		2010	3,387	2,883
Univ of Wisconsin Health - Monona, WI	1050 East Broadway, Monona, WI	WI	31,374		2011	9,161	8,118
Henry Ford Dialysis Center - Southfield, MI	25664 Lahser Road, Southfield, MI	MI	10,100		2002	2,878	2,544
East Pointe Medical Plaza - Lehigh Acres, FL	1530 Lee Boulevard, Leigh Acres, FL	FL	34,500		1994	10,516	9,402
PAPP Clinic - Newnan, GA	2959 Sharpsburg McCullum Road, Newnan, GA	GA	31,213		1994	5,488	4,960
Cooper Health MOB II - Willingboro, NJ	218-C Sunset Road, Willingboro, NJ	NJ	16,314		2012	4,620	4,024
Cancer Care Partners - Mishawaka, IN	301 East Day Road, Mishawaka, IN	IN	63,000		2010	26,800	24,140
Aurora Health Care - Two Rivers, WI	5300 Memorial Drive, Two Rivers, WI	WI	99,266		2006	30,212	27,285
Aurora Health Care - Hartford, WI	1640 East Sumner Street, Hartford, WI	WI	88,390		2006	25,522	23,152
Aurora Health Care - Neenah, WI	1136 Westowne Drive, Neenah, WI	WI	38,390		2006	10,485	9,465
Bronson Lakeview OPC - Paw Paw, MI	451 Health Parkway, Paw Paw, MI	MI	100,321		2006	30,430	27,678
Advocate Beverly Center - Chicago, IL	9831 South Western Avenue, Chicago, IL	IL	59,345		1986	16,500	15,156
Wellmont Blue Ridge MOB - Bristol, TN	271 Medical Park Boulevard, Bristol, TN	TN	23,277		2001	4,850	4,483
Metro Health - Wyoming, MI	5950 Metro Way SW, Wyoming, MI	MI	21,502		2008	6,243	5,805
Michiana Oncology - Mishawaka, IN	5340 Holy Cross Parkway, Mishawaka, IN	IN	49,410		2010	21,740	20,286
North Valley Orthopedic Surgery Center - Phoenix, AZ	2262 East Rose Garden Lane, Phoenix, AZ	AZ	17,608		2006	9,000	8,405
Scott & White Healthcare - Kingsland, TX	105 FM 2342, Kingsland, TX	TX	14,974		2012	4,400	4,102
Salem Medical - Woodstown, NJ	66 East Avenue, Woodstown, NJ	NJ	9,350		2010	3,670	3,417
Rex Wellness Center - Garner, NC	1400 Timber Drive East, Garner, NC	NC	30,000		2003	9,000	8,453
Spectrum Health - Wyoming, MI	6105 Wilson Avenue SW, Wyoming, MI	MI	52,898		2006	16,683	15,728
Memorial Hermann - Houston, TX	14201 East Sam Houston Parkway, Houston, TX	TX	30,000		2012	13,331	12,606
UC Davis Medical - Folsom, CA	251 & 271-279 Turnpike Drive, Folsom, CA	CA	36,911		1995	9,488	8,955
Via Christi Clinic - Wichita, KS	13213 W 21st Street, Wichita, KS	KS	32,540		2006	8,000	7,602
West Valley Medical Center - Buckeye, AZ	525 South Watson Boulevard, Buckeye, AZ	AZ	38,734		2011	8,800	8,518
Crozer-Keystone MOB II - Springfield, PA	100 West Sproul Road, Springfield, PA	PA	41,935		1998	12,910	12,498
Crozer-Keystone MOB I - Springfield, PA	190 West Sproul Road, Springfield, PA	PA	217,781		1996	55,520	53,578
St. Peter's Recovery Center - Guilderland, NY	3 Mercycare Lane, Guilderland, NY	NY	30,000		1990	9,110	8,745
Trinity Health Medical Arts Clinic - Minot, ND	400 East Burdick Expressway, Minot, ND	ND	114,000		1995	13,420	12,952
Allina Health - Elk River, MN	14181 Business Center Drive NW, Elk River, MN	MN	28,175		2002	7,700	7,470
Spartanburg ASC - Spartanburg, SC	720 North Pine Street, Spartanburg, SC	SC	26,148		2002	13,800	13,403
Texarkana ASC - Texarkana, TX	5404 Summerhill Road, Texarkana, TX	TX	18,268		1994	4,500	3,765
Davita Dialysis - Marked Tree, AR	216 Hester Parker Drive, Marked Tree, AR	AR	4,596		2009	1,444	1,181

Property List as of June 30, 2014, continued
Amounts in thousands, except square feet
			Building Size	No. Units /	Year Built /	Gross Asset	Net Book
Property Name and Location	Address	State	(Sq. Ft.)	Beds¹	Renovated	Value	Value
MOB: Single Tenant, continued
Davita Dialysis - Rockford, IL	1302 E State Street, Rockford, IL	IL	7,032		2009	2,050	1,728
BioLife Sciences Building - Denton, TX	3455 Quail Creek Drive, Denton, TX	TX	15,000		2010	5,747	5,118
Sisters of Mercy Building - Springfield, MO	4520 S. National Avenue, Springfield, MO	MO	42,430		2008	11,045	9,789
DaVita Dialysis - Paoli, IN	555 W. Longest St., Paoli, IN	IN	5,725		2011	1,874	1,681
Unitron Hearing - Plymouth, MN	14755 27th Avenue North, Plymouth, MN	MN	81,927		2011	9,390	8,274
Fresenius Medical - Metairie, LA	3030 North Arnoult Street, Metairie, LA	LA	18,149		2012	3,739	3,412
United Healthcare - Cypress, CA	5701 Katella Ave, Cypress, CA	CA	214,000		1985	53,904	51,655
United Healthcare - Indianapolis, IN	7440-7500 Woodland Dr, Indianapolis, IN	IN	209,184		1988	36,972	35,496
United Healthcare - Onalaska, WI	2700 Midwest Drive, Onalaska, WI	WI	66,000		1995	9,195	8,813
United Healthcare - Wawatosa, WI	10701 Research Dr West, Wawatosa, WI	WI	121,486		1995	22,267	21,451
Virginia Urology Center - Richmond, VA	9105 Stony Point Drive, Richmond, VA	VA	53,318		2004	19,200	18,398
Bay Medical Plaza - Lynn Haven, FL	2851 Martin Luther King, Jr. Boulevard, Lynn Haven, FL	FL	80,555		2003	18,625	18,329
Bay Medical Center - Panama City, FL	801 East 6th Street, Panama City, FL	FL	66,043		1987	18,122	17,800

MOB Single Tenant Subtotal/Average			2,514,691		2003	653,722	610,312

MOB: MULTI TENANT
Carson Tahoe - Specialty Medical Center - Carson City, NV	775 Fleischmann Way, Carson City, NV	NV	154,622		1981	29,163	23,332
Spring Creek Medical Plaza - Tomball, TX	24727 Tomball Parkway, Tomball, TX	TX	22,345		2006	7,755	6,529
Carson Tahoe MOB West - Carson City, NV	1470 Medical Parkway, Carson City, NV	NV	38,426		2007	8,500	7,030
Sunnyvale Medical Plaza - Sunnyvale, TX	241 Wheatfield Drive, Sunnyvale, TX	TX	48,910		2009	12,602	10,773
Texas Clinic at Arlington - Arlington, TX	400 W. Arbrook Boulevard, Arlington, TX	TX	66,824		2010	21,838	19,009
Pinnacle Health - Harrisburg, PA	2808 Old Post Road, Harrisburg, PA	PA	52,600		2002	13,048	11,202
Rush Copley POB I - Aurora, IL	2020 Ogden Avenue, Aurora, IL	IL	79,344		1996	26,280	23,678
Rush Copley POB II - Aurora, IL	2040 Ogden Avenue, Aurora, IL	IL	80,744		2009	26,168	23,417
Albany Medical Center MOB - Albany, NY	12 & 16 New Scotland Avenue, Albany, NY	NY	53,229		2010	15,000	13,991
Crystal Lakes Medical Arts - Crystal Lake, IL	360 Station Drive, Crystal Lake, IL	IL	65,052		2007	19,000	17,663
Advocate Good Shepard - Crystal Lake, IL	525 East Congress Parkway, Crystal Lake, IL	IL	68,318		2008	9,153	7,995
Dakota Ridge - Littleton, CO	13402 West Coal Mine Avenue, Littleton, CO	CO	62,202		2007	8,400	7,271
St. Francis Cancer Center - Midlothian, VA	14051 St. Francis Boulevard, Richmond, VA	VA	51,183		2006	19,335	17,611
Fayette MOB - Fayetteville, GA	1279 Highway 54 West, Fayetteville, GA	GA	62,016		2004	17,470	16,320
Lutheran Medical Arts - Ft. Wayne, IN	7920 W Jefferson Blvd, Fort Wayne, IN	IN	45,858		2000	12,276	11,588
Dupont Road MOB - Ft. Wayne, IN	2512 East Dupont Road, Fort Wayne, IN	IN	60,325		2001	9,691	9,179

Property List as of June 30, 2014, continued
Amounts in thousands, except square feet and unit/beds
			Building Size	No. Units /	Year Built /	Gross Asset	Net Book
Property Name and Location	Address	State	(Sq. Ft.)	Beds¹	Renovated	Value	Value
MOB: MULTI TENANT, continued
Aventura Medical Plaza - Aventura, FL	21150 Biscayne Blvd, Aventura, FL	FL	48,353		1996	15,963	14,714
Athens Medical Complex - Athens, GA	2142 West Broad Street, Athens, GA	GA	55,752		2011	19,503	18,580
Spartanburg Regional MOB - Spartanburg, SC	100 East Wood Street, Spartanburg, SC	SC	64,800		1986	20,119	19,105
Capital Regional MOB I - Tallahassee, FL	2626 Care Drive, Tallahassee, FL	FL	38,225		1998	9,046	8,248
Riverdale MOB - Riverdale, GA	34 Upper Riverdale Road, Riverdale, GA	GA	39,301		2005	10,410	10,069
Durango Medical Plaza - Las Vegas, NV	8530 W Sunset Road, Las Vegas, NV	NV	73,094		2008	23,486	18,657
Northside East Cobb - Marietta, GA	1121 & 1163 Johnson Ferry Rd, Marietta, GA	GA	68,447		1991	19,475	17,531
Legacy Heart Center- Plano, TX	6601 Preston Road, Plano, TX	TX	42,894		2005	11,592	11,451

MOB Multi Tenant Subtotal/Average			1,442,864		2003	385,272	344,942

MOB Subtotal/Average			3,957,555		2003	1,038,994	955,254

TRIPLE-NET: SENIORS HOUSING
Lakeview Terrace - Lake Havasu, AZ	320 Lake Havasu Avenue North, Lake Havasu City, AZ	AZ	25,971	48	2009	8,410	7,891
Wellington ALF - Minot, ND	601 24th Ave SW, Minot, ND	ND	83,710	67	2005	11,650	11,383
Villas of Holly Brook - Herrin, IL	505 Rushing Drive, Herrin, IL	IL	46,139	50	2012	6,672	6,530
Villas of Holly Brook, Shelbyville, IL	2201 West Main Street, Shelbyville, IL	IL	39,735	45	2011	5,955	5,834
Villas of Holly Brook - Marshall, IL	17050 N. Quality Lime Road, Marshall, IL	IL	29,269	46	2012	6,071	5,951
Villas of Holly Brook - Effingham, IL	404 W Evergreen Ave, Effingham, IL	IL	46,130	46	2011	6,327	6,195
Lakeside ALF - San Antonio, TX	8627 Lakeside Parkway, San Antonio, TX	TX	56,500	68	2013	13,150	12,935
Villas of St. James - Breese, IL	14335 Jamestown Road, Breese, IL	IL	53,878	65	2009	6,500	6,392
Villas of Holly Brook - Chatham, IL	825 E Walnut Street, Chatham, IL	IL	46,130	50	2012	6,567	6,484
Villas of Holly Brook - Newton, IL	101 South Gregory St, Newton, IL	IL	34,985	41	2011	5,343	5,277
Rose Garden Nursing and Rehabilitation - Bloomer, WI	1900 Priddy St, Bloomer, WI	WI	23,612	26	1997	3,903	3,845
Parkside Nursing and Rehabilitation - Black River Falls, WI	109 North 14th St, Black River Falls, WI	WI	14,900	32	1970	3,471	3,396
Countryside Four Seasons - Sioux City, IA	3009 Lilac Lane, Sioux Ciy, IA	IA	43,553	61	1986	3,648	3,563

Triple-Net Seniors Housing Subtotal/Average			544,512	645	2004	87,665	85,676

TRIPLE-NET: SKILLED NURSING
CareMeridian Rehab - Phoenix, AZ	5301 E Thomas Road, Phoenix, AZ	AZ	13,500	31	2008	9,016	7,678
Village Healthcare Center - Santa Ana, CA	18792 East 17th Street, Santa Ana, CA	CA	7,750	9	2008	4,482	4,045
CareMeridian - La Mesa, CA	5640 Aztec Drive, La Mesa, CA	CA	9,000	15	2012	6,000	5,567
TriSun Care Center - San Antonio, TX	8707 Lakeside Parkway, San Antonio, TX	TX	42,853	120	2012	12,250	11,863
Cherry Hills Nursing and Rehabilitation - Kansas City, MO	724 Northeast 79th Terrace, Kansas City, MO	MO	32,238	150	1983	15,623	15,527
Worthington Nursing and Rehabilitation - Parkersburg, WV	2675 36th Street, Parkersburg, WV	WV	33,100	105	1999	21,138	20,936

Property List as of June 30, 2014, continued
Amounts in thousands, except square feet and units/beds
			Building Size	No. Units /	Year Built /	Gross Asset	Net Book
Property Name and Location	Address	State	(Sq. Ft.)	Beds¹	Renovated	Value	Value
Sharpe Care Nursing and Rehabiliation - Oconto Falls, WI	100 E. Highland Dr, Oconto Falls, WI	WI	43,847	99	1988	10,658	10,530
Hetzel Care Nursing and Rehabilitation - Bloomer, WI	1840 Priddy Street, Bloomer, WI	WI	25,000	31	1983	1,858	1,824
Garden Valley Nursing and Rehab - Kansas City, MO	8575 N. Granby Ave, Kansas City, MO	MO	39,239	156	1983	20,568	20,363
Family Heritage Nursing and Rehabiliation - Black River Falls, WI	1311 Tyler St., Black River Falls, WI	WI	23,800	50	1966	4,818	4,748
Nicholas County Nursing and Rehabiliation - Richwood, WV	18 Fourth Street, Richwood, WV	WV	32,532	97	1980	10,028	9,776
Countryside Nursing and Rehabilitation - Sioux City, IA	6120 Morningside Ave, Sioux City, IA	IA	68,457	130	1965	8,288	8,130
Trinity Health and Rehabilitation Center - Woonsocket, RI	4 Saint Joseph Street, Woonsocket, RI	RI	70,700	185	1984	17,600	17,521
Herbert Nursing Home - Smithfield, RI	180 Log Road, Smithfield, RI	RI	66,174	133	1990	8,400	8,366

Triple-Net Skilled Nursing Subtotal/Average			508,190	1,311	1990	150,726	146,873

TRIPLE-NET: HOSPITAL
Reliant Rehabilitation - Dallas, TX	7930 Northaven, Dallas, TX	TX	64,600	60	2009	33,798	29,260
Select Rehabilitation - San Antonio, TX	19126 Stonehue, San Antonio, TX	TX	40,828	60	2010	16,526	14,216
Reliant Rehabilitation - Houston, TX	20180 Chasewood Park Drive, Houston, TX	TX	65,000	60	2012	31,593	28,058
Baylor Institute for Rehabilition - Ft. Worth, TX	6601 Harris Parkway, Fort Worth, TX	TX	40,000	40	2008	16,000	14,381
Sun City LTAC - Sun City, AZ	13818 North Thunderbird Blvd, Sun City, AZ	AZ	48,000	100	2012	20,000	19,172
Mesa LTAC - Mesa, AZ	215 South Power Road, Mesa, AZ	AZ	48,000	100	2012	20,000	19,172
Baylor Orthopedic & Spine - Arlington, TX	707 W. Highlander Boulevard, Arlington, TX	TX	57,243	24	2009	28,000	26,885

Triple-Net Hospital Subtotal/Average			363,671	444	2010	165,916	151,144

Triple-Net Subtotal/Average			1,416,373	2,400	2000	404,307	383,693

LAND
Arbor Terrace - Decatur, GA (Land)	1899 Lawrenceville Highway, Decatur, GA	GA	N/A	N/A	N/A	1,788	1,788
Lexington Park - Lady Lake, FL (Land)	930 Highway 466, Lady Lake, FL	FL	N/A	N/A	N/A	1,231	1,231

Land Subtotal/Average						3,020	3,020
CONSTRUCTION IN PROGRESS
Aurora Healthcare-Kenosha, WI	7145 120th Ave, Kenosha, WI	WI	54,820		2014	21,009	21,009

Construction in Progress Subtotal/Average			54,820		2014	21,009	21,009

Property List as of June 30, 2014, continued
Amounts in thousands, except square feet and units/beds
			Building Size	No. Units /	Year Built /	Gross Asset	Net Book
Property Name and Location	Address	State	(Sq. Ft.)	Beds¹	Renovated	Value	Value
OPERATING PROPERTIES: SENIORS HOUSING
Benton Village - Palm Coast, FL	100 Magnolia Trace Way, Palm Coast, FL	FL	104,525	80	2007	17,370	15,612
Benton House - Douglasville, GA	4999 Prestley Mill Rd., Douglasville, GA	GA	40,636	59	2010	14,650	13,546
Benton Village - Stockbridge, GA	195 & 201 Evergreen Terrace, Stockbridge, GA	GA	86,520	108	2008	17,102	15,233
Benton House - Sugar Hill, GA	6009 Suwanee Dam Rd., Sugar Hill, GA	GA	38,571	59	2010	16,150	14,726
Benton House - Newnan, GA	25 Newnan Lakes Blvd, Newnan, GA	GA	47,550	64	2010	20,550	18,564
Pelican Pointe - Klamath Falls, OR	605 Washington Way, Klamath, OR	OR	61,045	112	2011	20,957	18,774
Princeton Village - Clackamas, OR	14370 SE Oregon Trail Drive, Clackamas, OR	OR	39,450	53	1999	7,173	6,365
Cedar Village - Salem, OR	4452 Lancaster Drive NE, Salem, OR	OR	51,585	75	1999	11,587	10,437
Ocean Ridge - Coos Bay, OR	1855 SE Ocean Boulevard, Coos Bay, OR	OR	68,139	81	2006	13,606	12,251
Pheasant Pointe - Molalla, OR	835 E. Main Street, Molalla, OR	OR	39,428	57	1998	7,939	7,033
Wyndcrest - Rochester, IL	4817 Oak Hill Road, Rochester, IL	IL	35,059	37	2005	5,248	4,756
Garden House - Anderson, SC	201 Edgebrook Drive, Anderson, SC	SC	50,144	64	2000	13,550	12,403
Arbor Terrace - Largo, FL (Tampa)	333 16th Ave SE, Largo, FL	FL	57,844	66	1992	9,349	7,750
Arbor Terrace - Athens, GA	170 Marilyn Farmer Way, Athens, GA	GA	38,380	56	1998	19,021	16,915
Barrington Terrace - Naples, FL	5175 Tamiami Trail East, Naples, FL	FL	58,169	122	2004	24,335	21,442
Arbor Terrace at Cascade - Atlanta, GA	1001 Research Center Atlanta Dr, Atlanta, GA	GA	40,547	68	1999	10,105	8,579
Barrington Terrace - Fort Myers, FL	9731 Commerce Center Court, Fort Meyers, FL	FL	54,307	117	2001	18,139	15,642
Arbor Terrace - Knoxville, TN	9051 Cross Park Drive, Knoxville, TN	TN	58,113	84	1997	18,607	16,461
Ocean Crest - Coos Bay, OR	192 Norman Avenue, Coos Bay, OR	OR	46,696	61	2006	4,207	3,615
Redwood Heights - Salem, OR	4050 12th Street Cut-Off SE, Salem, OR	OR	63,879	80	1999	12,009	10,907
Clearwater Springs - Vancouver, WA	201 NW 78th Street, Vancouver, WA	WA	62,797	81	2003	11,320	10,313
Benton House - Covington, GA	7155 Dearing Road, Covington, GA	GA	44,674	59	2009	14,000	12,830
Arbor Terrace - Asheville, NC	3199 Sweeten Creek Road, Asheville, NC	NC	42,000	63	1998	18,725	17,052
Arbor Terrace - Decatur, GA	425 Winn Way, Decatur, GA	GA	51,159	66	1990	23,611	21,537
Gardens at Westlake - Westlake, OH	27569 Detroit Road, Westlake, OH	OH	102,000	97	1987	22,569	21,157
Solana at Cinco Ranch - Katy, TX	24001 Cinco Village Center Blvd., Katy, TX	TX	250,000	184	2010	71,265	68,693
Summerhill Villa - Santa Clarita, CA	24431 Lyons Ave, Santa Clarita, CA	CA	90,791	134	2001	52,265	50,625
Casa de Sante Fe - Rocklin, CA	3201 Santa Fe Way, Rocklin, CA	CA	141,200	159	2001	52,317	51,022
Lexington Park - Lady Lake, FL	930 Highway 466, Lady Lake, FL	FL	74,112	89	2010	25,400	24,701
Bay Pointe - Bremerton, WA	966 Oyster Bay Court, Bermerton, WA	WA	75,225	93	1999	21,900	21,900
Edmunds Landing - Edmund, WA	180 Second Ave., Edmonds, WA	WA	69,748	83	2001	29,350	29,350
Silverado Senior Living of Everett - Everett, WA	524 75th Street SE, Everett, WA	WA	34,018	42	1998	8,650	8,650
Silverado Senior Living of Bellingham - Bellingham, WA	848 West Orchard Drive, Bellingham, WA	WA	30,099	63	1999	20,500	20,500

Seniors Housing Operating Properties/Average			2,148,410	2,716	2002	653,530	609,341

Grand Total/Average			7,577,158	5,116	2002	2,120,860	1,972,317

1. Units reported for Senior Housing assets (IL and AL); beds reported for Skilled Nursing facilities, Post-Acute and Hospital assets

www.ARCHealthcareTrust.com